UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

AXIALL CORPORATION

(Name of Registrant as Specified in its Charter)

WESTLAKE CHEMICAL CORPORATION

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On April 25, 2016, Westlake Chemical Corporation (“Westlake”) posted the following investor presentation related to Westlake’s proposed acquisition of Axiall Corporation (“Axiall”) and Westlake’s nomination of candidates for election to the board of directors of Axiall on Westlake’s website:

Rationale for Proposed Combination with Axiall Corporation April 2016 Westlake Chemical

Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake Chemical Corporation’s (“Westlake”) proposal to acquire Axiall
Corporation (“Axiall”) (including financing of the
proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Westlake’s (and Westlake’s and Axiall’s combined)
expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the proposed transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,”
“forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake (and the
combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake based upon currently available information.  Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake is unable to predict or control, that may cause Westlake’s actual results, performance or plans with respect to Axiall to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s filings with the Securities and Exchange Commission (the “SEC”).
Risks and uncertainties related to the proposed business combination transaction include, but are not limited to:  (i) the ultimate outcome of any possible transaction between Westlake and Axiall, including the possibility that Axiall will not accept a transaction with Westlake, (ii) the ultimate outcome and results of integrating the operations of Westlake and Axiall
if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including any necessary stockholder approvals, (iv) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction,  (v) competitive responses to the announcement or completion of the proposed transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the proposed transaction, (vii) uncertainties as to whether the completion of the proposed transaction or any transaction will have the accretive effect on Westlake’s earnings or cash flows that it expects, (viii) unexpected costs, liabilities, charges or expenses resulting from the proposed transaction, (ix) litigation relating to the proposed transaction, (x) the inability to retain key personnel, and (xi) any changes in general economic and/or industry-specific conditions.
In addition to the factors set forth above, other factors that may affect Westlake’s plans, results or stock price are set forth in Westlake’s Annual Report on Form
10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond Westlake’s control. Westlake cautions investors that any forward-looking statements made by Westlake are not guarantees of future performance.  We do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information
This
communication
relates
to
a
proposal
which
Westlake
has
made
for
a
business
combination
transaction
with
Axiall.
In
connection
with
the
solicitation
of
proxies
for
Axiall’s
2016
annual
meeting
of
stockholders
(including
any
adjournment
or
postponement
thereof
and
any
meeting
of
Axiall’s
stockholders
that
may
be
called
in
lieu
thereof,
the
“Annual
Meeting”), Westlake filed a definitive proxy statement in connection therewith on Schedule 14A with the SEC on April 25, 2016 (the “Westlake Proxy Statement”).  In connection with the proposal and subject to future developments, Westlake (and, if a negotiated transaction is agreed, Axiall) may also file one or more registration statements, additional proxy statements, tender offer statements, prospectuses or other documents with the SEC.  This communication is not a substitute for the Westlake Proxy Statement or any other proxy statement,
registration
statement,
tender
offer
statement,
prospectus
or
other
document
Westlake
and/or
Axiall
has
filed
or
may
file
with
the
SEC
in
connection
with
the
proposed
transaction.
INVESTORS
AND
SECURITY
HOLDERS
OF
WESTLAKE
AND
AXIALL
ARE
URGED
TO
READ
THE
WESTLAKE
PROXY
STATEMENT
AND
ANY
OTHER
PROXY
STATEMENT(S), REGISTRATION STATEMENT(S), TENDER OFFER STATEMENT(S), PROSPECTUS(ES) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN
THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND/OR PROPOSED
TRANSACTION.
Westlake
expects
to
mail
the
Westlake
Proxy
Statement
and
accompanying
GOLD
proxy
card
to
stockholders
of
Axiall
promptly
after
Axiall
sets
the
record
date and
meeting date for the 2016 Annual Meeting.  Any other definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Westlake and
Axiall,
as
applicable.
Investors
and
security
holders
will
be
able
to
obtain
copies
of
these
documents
(if
and
when
available)
as
well
as
other
filings
containing
information
about
Westlake and Axiall, without charge, at the SEC’s website, http://www.sec.gov. Those documents, when filed, as well as Westlake’s other public filings with the SEC, may be obtained without
charge
at
Westlake’s
website
at
http://www.westlake.com.
Participants in Solicitation
Westlake,
Westlake
NG
IV
Corporation
and
certain
of
their
respective
directors
and
executive
officers
and
the
individuals
nominated
by
Westlake
for
election
to
Axiall’s
Board
of
Directors
may
be
deemed
to
be
participants
in
any
solicitation
of
proxies
from
Axiall’s
stockholders
in
connection
with
the
Annual
Meeting
and/or
the
proposed
transaction,
as
applicable, under the rules of the SEC.  Information about the participants, including a description of their direct and indirect interests, by security holdings or otherwise, is available in the Westlake Proxy Statement and will be available in any other proxy statement(s) or prospectus(es) (if and when available).  You can obtain free copies of these documents from
Westlake using the contact information above.  Investors may obtain additional information regarding the interest of such participants by reading the Westlake Proxy Statement and/or any other proxy statement/prospectus regarding the proposed transaction if and when they become available.
This
document
shall
not
constitute
an
offer
to
sell,
buy
or
exchange
or
the
solicitation
of
an
offer
to
sell,
buy
or
exchange
any
securities,
nor
shall
there
be
any
sale
of
securities
in
any
jurisdiction
in
which
such
offer,
solicitation
or
sale
would
be
unlawful
prior
to
registration
or
qualification
under
the
securities
laws
of
any
such
jurisdiction.
No
offering
of
securities
shall
be
made
except
by
means
of
a
prospectus
meeting
the
requirements
of
Section
10
of
the
U.S.
Securities
Act
of
1933,
as
amended.
Contacts
Media Inquiries:
Sard
Verbinnen
& Co
Jim Barron / Robin Weinberg, (212) 687-8080
jbarron@sardverb.com / rweinberg@sardverb.com
Investor Inquiries:
Westlake Chemical Corp.
Steve Bender, (713) 960-9111
or
MacKenzie
Partners
Dan Burch / Charlie Koons, (212) 929-5708
dburch@mackenziepartners.com / ckoons@mackenziepartners.com

Key Topics to be Addressed

I.
Summary of Westlake Proposal and Decision To Nominate Directors
II.
Why Westlake: History of Value Creation
III.
Westlake Proposal: Highly Compelling Value Proposition
IV.
Axiall: Failure to Create Shareholder Value
V.
Westlake Director Nominees: Independent and Well Qualified to Create
Shareholder Value

Summary of Westlake Proposal and Decision To Nominate Directors

Highly Compelling Proposal to Axiall
Shareholders

Substantial
Premium
143%
premium
to
the
closing
share
price
as
of
January
22,
2016
(a)
Attractive
Valuation
Total value of the revised proposal is
$3.1 billion, which represents 9.3x Axiall’s
LTM
Adjusted
EBITDA
(b)
for
the
whole
Axiall
group,
including
Building
Products
Cash
and Stock
Consideration
Cash
and
stock
proposal
values
Axiall
at
$23.35
per
share
(c)
Consideration includes $14.00 cash –
provides immediate liquidity and certainty
Stock
consideration
of
0.1967
of
a
Westlake
share,
or
$9.35
per
share
(c)
Compelling
Strategic Logic
Improved scale, resiliency and product / geographic diversity
Backward integration into ethylene
Improved financial profile with anticipated investment grade rating
Significant
Synergies
Upside potential through stock component in proposal
Expected $90-100mm annual synergies
Speed to
Closing and
Certainty
No financing contingency
No anticipated regulatory issues
Dedicated resources in
place to ensure an efficient integration
(a)
Revised Proposal of $23.35 per share reflects $14 per share in cash and 0.1967 in Westlake common stock based on the closing price of Westlake stock on April 1, 2016 (the last trading date before Westlake’s revised proposal was made public).  Implied premium is based off the unaffected closing price of Axiall stock on January 22, 2016 (the last trading date before Westlake’s initial proposal was made)
(b)
LTM EBITDA of $330.3mm for FY2015
(c)
Based on closing price of Westlake stock on April 1, 2016 (the last trading date before Westlake’s revised proposal was made public).

Strategically Compelling Proposal

Axiall Standalone Strategy
Combined Westlake-Axiall Strategy
Announced initiatives are not game changers
and are likely already priced into the stock
Proposal reflects 143% premium to unaffected stock
price
(a)
for the whole Axiall
group, including Building
Products
Maintain opportunity to capture cycle recovery through a
stronger company with a clear value creation strategy
Bet on volatile commodity prices
Long-term integration strategy captures value
throughout commodity cycle
Stock consideration facilitates
Axiall shareholder
participation in cyclical recovery
Building Products divestment strategy results
in riskier
business profile and cost
disadvantaged operating model
Increased scale
improves cost position
Maintain strategic flexibility through
strong balance
sheet
History of value
destructive acquisitions and
mergers (PPG Commodity Chemicals, Royal
Building Products)
Over-levering business resulted in equity
holders getting nearly wiped out in 2009 debt
for equity exchange
Strong balance sheet support continued investment in
the business (upstream
and downstream)
Experienced management with strong track record of
value creation and history
of delivering on commitments
(a)
Revised Proposal of $23.35 per share reflects $14 per share in cash and 0.1967 in Westlake common stock based on the closing price of Westlake stock on April 1, 2016 (the last trading date before Westlake’s revised proposal was made public).  Implied premium is based off the unaffected closing price of Axiall stock on January 22, 2016 (the last trading date before Westlake’s initial proposal was made)

Background to the Proposed Combination

(a)
Initial Proposal of $20 per share reflects $11 per share in cash and 0.1967 in Westlake common stock based on the closing price of Westlake stock on January 22, 2016.  Implied premium is based off the unaffected closing price of Axiall stock on January 22, 2016 (the last trading date before Westlake’s initial proposal was made)
(b)
Revised Proposal of $23.35 per share reflects $14 per share in cash and 0.1967 in Westlake common stock based on the closing price of Westlake stock on April 1, 2016 (the last trading date before Westlake’s revised proposal was made public).  Implied premium is based off the unaffected closing price of Axiall stock on January 22, 2016 (the last trading date before Westlake’s initial proposal was made)
January 25:
Westlake
meets
with
Axiall
and
indicates
a
desire
to
acquire
the
business
for
$20
per
share
representing
108%
premium
(“Initial
Proposal”)
(a)
January 27:
Axiall
rejects the Initial Proposal
February 16:
Westlake
informs
Axiall
of
its
intention
to
nominate
directors
at
Axiall’s
next
Annual
Meeting
March 7:
Westlake
issues
public
letter
voicing
concern
about
Axiall
management’s
unwillingness
to
negotiate
and
strategy
to
sell the Building Products business in the face of a proposal for the entire company
March 8:
Axiall
informs Westlake of its willingness to engage in discussions
March 18 -
28:
Westlake
attends
Axiall
management
presentation
and
undertakes
limited
due
diligence
Axiall
provided
March 29:
Westlake
privately
increases
its
proposal
to
$23.35
per
share,
representing
143%
premium
(b)
(“Revised
Proposal”)
March 31:
Axiall
rejects the Revised Proposal, apparently preferring a standalone strategy including a sale of Building Products
April 1:
Following
a
request
for
feedback
on
the
Revised
Proposal,
Axiall’s
advisors
inform
Westlake
they
have
been
instructed not to provide any feedback or guidance
April 4:
Given
Axiall’s
unwillingness
to
negotiate,
Westlake
makes
public
its
Revised
Proposal
representing
143%
premium
April 8, 11:
Westlake
informs
Axiall
it
will
not
bid
for
the
Building
Products
business
and
indicates
its
concern
over
the
hastiness
and
potential
value
destruction
associated
with
a
Building
Products
sale

No Alternative Other Than to Go Directly to Shareholders

Westlake continues to believe that its proposal is in the best interests of Axiall shareholders
The Revised Proposal represents significantly greater value and certainty than
Westlake believes can be achieved by Axiall’s
standalone strategy
Cash component provides certainty at a premium to unaffected stock price and stock component allows for upside value creation in a larger and more diverse company
However, the Axiall
Board refuses to provide feedback or negotiate with Westlake regarding its Revised Proposal
As a result, Westlake is moving forward with the nomination of nine independent, experienced and highly-qualified directors
Westlake urges all Axiall
shareholders to elect new directors at Axiall’s
Annual
Meeting by voting for the GOLD card

Why Westlake: History of Value Creation

Acquired Certain
Teed, Petro 2
Ethylene &
Geismar
Chlor
Alkali Expansion
A History of Strong Integration and Strategic Growth
Capacity
(mm lbs.)
Vinyls
Olefins
Company Begins
Operation in LC
Acquired
VCM in
Calvert
Started Petro 1
Acquired PVC
Plant
Acquired Geismar
VCM/PVC Plant
Acquired
1 Pipe
Plant
Acquired  3  Pipe
Pants; Calgary
Window Plant
Start
Suzhou
China
Film
Plant
Increased LDPE
By 500 mm/lbs
Acquired CAO
Started Petro 2
Started
Poly 3
Started Suzhou
PVC
Plant
Acquired NY
Windows
Plant
Started Styrene
Acquired 3 Pipe Plants
IPO
20th
Anniversary
Acquired
Longview

Acquired Vinnolit,
Calvert City Ethylene
/ PVC Expansion
Petro 1
Ethylene
Expansion
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Westlake's History of Superior Profit Growth Driven by
Efficient Capital Deployment

Westlake has a proven history that maximizes
returns and builds shareholder value
High-return strategy prioritizing brownfield /
de-bottlenecking initiatives
Axiall’s
strategy has been value destructive
Underinvestment in operations has resulted
in outages and earnings underperformance
Past acquisitions have destroyed
shareholder value (2006 Royal Building
Products
(a)
acquisition and 2013 PPG
Commodity Chemicals merger)
Pursuing current Building Products sale
process while spurning Westlake's superior
proposal demonstrates the apparent
misalignment between Axiall management’s
and shareholders’ interests
(a)
At the time
known as Royal Group Technologies
Source:
Public filings
Gross PP&E, '05 -
'15 CAGR (%)

Axiall Board and Management Ownership
Comparison
of
Total
Shareholder
Return
–
Last
10
Years
(a)
Westlake share ownership at board and
management level aligns interests with
those of shareholders
Westlake has delivered superior total
shareholder return relative to competitors
and the S&P 500
Alignment of Interests Between Westlake’s Top Management
and Shareholders is Key to Westlake’s Value Creation

Source: Thomson, 13F filings as of December 31, 2015 and subsequent 13D/G filings, public filings, Bloomberg. Market data as of January 22, 2016 which is the last unaffected stock price for both Westlake and Axiall
(a)
10 years from January 20, 2006 to January 22, 2016, which is the last trading date before Westlake’s initial proposal was made
(b)
Includes Tim Mann (CEO) (Form 4, March 10, 2016), Gregory Thompson (CFO) (Form 4, March 10, 2016), Simon Bates (SVP Building Products) (Form 4, September 28, 2015), Daniel Fishbein (VP and General
Counsel) (Form 4, March 10, 2016), Bill Doherty (SVP, Chemicals) (Form 4, March 10, 2016), and Dean Adelman (VP, Human Resources) (Form 4, March 10, 2016)
241.7%
(98.6)%
11.1%
86.9%
Westlake
Axiall
Olin
S&P 500
Conversely, Axiall has limited ownership at
board and management level
Entirety of Axiall Senior Leadership Team
owns
less
than
1%
of
Axiall
shares
(less
than Westlake owns)
Institutional and Retail
94.6%
Axiall
Board
0.2%
Axiall
Management
0.8%
Westlake
4.4%
(b)

Westlake Proposal: Highly Compelling Value Proposition

Combination Creates a
North American
Vinyls
Leader

Note:
PVC and Chlor-alkali represent respective companies capacity levels
Source:
IHS Chemical
North
American
PVC
capacity
North
America
Chlor-alkali
capacity
Top 3 North American PVC / Chlor-alkali producer
0
500
1,000
1,500
2,000
2,500
3,000
Shintech
Combined
Oxy
FPC
Axiall
Mexichem
Westlake
0
1,000
2,000
3,000
4,000
5,000
6,000
Olin
Oxy
Combined
Axiall
Shintech
FPC
Westlake

Highly Integrated Chain in the U.S. Should Enhance
Margin Stability for the Combined Company

The combined company is expected to have a lower cost structure due to integration which enhances margin stability
With its operational expertise and strong balance sheet, Westlake should be able to efficiently access significant additional ethylene capacity
v
Polyethylene
Styrene
Chlorine
Ethylene
Vinyls
PVC
Building
Products
Gas-based
feedstock
capability
Ethylene Expansion
Expansion
Olefins
Vinyls

Combination Would Create a Stronger Company With
Demonstrated Track Record of Enhancing Shareholder Value

2015 net sales ($bn)
2015 EBITDA margin (%)
Net debt / 2015 EBITDA
Who would you rather
be a shareholder of?
Axiall?
Westlake + Axiall?
Smaller, one-dimensional
company with exposure to a
single, volatile commodity
Larger, more stable producer
with product and value-chain
diversification to capture
margins throughout
cycle
Leveraged,
small-scale
company and shrinking
Robust balance sheet with
investment grade ratings
History of value-destructive
investments
Track record of earnings
growth through disciplined
investments and acquisitions
3.8x
3.2x
1.9x
1.0x
(0.3x)
Olin
Axiall
Mexichem
WLK + AXLL
Westlake
28%
21%
16%
13%
10%
Westlake
WLK + AXLL
Mexichem
Olin
Axiall
$7.8
$6.9
$5.7
$4.5
$3.4
WLK + AXLL
Olin
Mexichem
Westlake
Axiall
Note:
Combined financials illustratively include $95m of expected synergies, which is the midpoint of Westlake’s $90-100mm synergies estimate. Westlake + Axiall net debt / LTM EBITDA reflects $14 / share in cash consideration. Olin sales and EBITDA figures are 2014 Pro Forma per S-4 filed September 2, 2015 (Olin EBITDA includes $200 million of expected synergies estimated by management).
Source:
Public filings

Westlake Believes Axiall’s
View of Synergies is Unrealistic and Overly Optimistic
Axiall's
synergy estimates were prepared without any familiarity with Westlake operations or input from Westlake
Excludes dis-synergies
and costs to achieve
Overly reliant on difficult to achieve revenue synergies
Significant Potential Upside from Synergy
Opportunity for Axiall
Shareholders
Westlake Synergy View
Total
expected
run-rate
synergies
of
$90-100mm
reflected
in
proposal
of
$23.35
(a)
Synergy estimate prepared following careful review of business overlap including cost to achieve and potential dis-
synergies in combination
Westlake’s proposal provides Axiall shareholders with the opportunity to participate in any additional synergy creation through the stock component

General &
Administrative
Procurement /
Supply Chain
Manufacturing
Sales & Marketing
(a)
Based on closing price of Westlake stock on April 1, 2016 (the last trading date before Westlake’s revised proposal was made public).

$14.00
$9.35
$23.35
$9.60
$11.32
Westlake Proposal
Axiall Pre-Proposal Price
(Jan. 22)
Implied Axiall Share Price
Based on OIin Performance
Since Unaffected Date
Westlake Proposal Allows Axiall
Shareholders to Crystallize
Value and Participate in Upside Potential and Synergies

(3%)
Source:
FactSet
(11%)
Significant downside
risk for Axiall
shareholders
Westlake’s proposal represents
a significant premium to Axiall’s
unaffected share price
Cash component crystallizes
$14 in value –
on its own a
premium to Axiall’s unaffected
share price, providing certainty
relative to Axiall’s standalone
plan
Significant participation in
combined company upside
including synergy value through
stock component
(b)
(a)
Note:
Axiall Pre-Proposal Price is based off the unaffected closing price of Axiall stock on January 22, 2016 (the last trading date before Westlake’s initial proposal was made)
(a)
Revised Proposal of $23.35 per share reflects $14 per share in cash and 0.1967 in Westlake common stock based on the closing price of Westlake stock on April 1, 2016 (the last trading date before
Westlake’s revised proposal was made public).
(b)
Calculated as Axiall unaffected share price on January 22, 2016 of $9.60 multiplied by (1+18%) (Olin share price return from January 22, 2016 through April 1, 2016)

Axiall: Failure to Create Shareholder Value

Axiall Management Has Repeatedly
Failed to Deliver on Expectations

At various points over last 4 years, Axiall announced
that ECU margins have reached a “trough” or a “floor” level
Jul 19,
2012
(a)`
“… we illustrate the dramatic improvement in mid-cycle and
trough EBITDA
that comes from this combination. We expect
combined mid-cycle EBITDA of over $850 million, including cost synergies […] Likewise, trough EBITDA for the combined company will exceed $550 million”
Dec
3,
2013
(b)
“2013-2016 Growth 2-3% per year
plus exports will balance market”
May 6,
2014
(c)
“And I would say, at this level, there's a bit of pain to go much lower than where we were or have been. So, that's another reason for saying that we expected, as a general comment, that
we were at
the floor of ECUs at this point in time.”
Nov 3,
2015
(d)
“We also want to be respectful of the balance sheet and the right level of leverage given the trough conditions that we're at right now.”
Feb 11,
2016
(e)
“Axiall
expects to have significant operating leverage as the chlor-
alkali industry comes out of the trough”
“Industry capacity rationalization underway; historically, caustic prices start to recover within approximately 6-12 months”
Feb 25,
2016
(f)
“We now believe that we have bottomed and that we are at the beginning of what should be a multiyear improvement in ECU
margins as the cycle turns”
Axiall
Forecasted
Performance
through
Cycle
(a)
Facts
/
Realized
Performance
(g)
Axiall has underperformed investor expectations every
year
since
merger
with
PPG
Commodity
Chemicals
(h)
Axiall’s
Management has been unable to assess “trough”
performance levels for its business
>$850
>$550
$ 672
$ 436
$ 330
Mid-Cycle
Trough
FY 2013A
FY 2014A
FY 2015A
$826
$740
$585
$329
$672
$436
$330
?
FY 2013A
FY 2014A
FY 2015A
FY 2016E
Consensus Broker Estimates
Dec-31 Realized LTM EBITDA
(19)%
(41)%
(44)%
Source:
Axiall
public filings, earnings
release transcripts,
investor presentations
(a)
Paul
Carrico,
PPG
merger
transcript
and
presentation.
Includes
projected
EBITDA
contribution
of
the
divested
Aromatics
business
of
approximately
$40mm
and
$15mm
in
the
Mid-Cycle
and
Trough
estimates,
respectively.
Realized
performance
of
the
Aromatics
business
is
included
in
the
FY
2013A
and
FY
2014A
realized
EBITDA
but
not
in
FY
2015A
(as
the
business
was
divested)
/
(b)
Citibank
Basic
Materials
Conference,
quote
from
presentation
/
(c)
Paul
Carrico,
President
&
CEO,
2014
Q1
Earnings
Call
Q&A
/
(d)
Greg
Thompson,
CFO,
2015
Q3
Earnings
Call
Q&A
/
(e)
Axiall
“Investor
Update”
presentation
released
on
February
11,
2016
/
(f)
Tim
Mann,
CEO,
Q4
2015
Earnings
Call
/
(g)
Synergy
amount
from
Georgia
Gulf
and
PPG
Chemicals
RMT
of
$140mm
as
per
Greg
Thompson,
CFO,
at
Bank
of
America
Merrill
Lynch
Leveraged
Finance
Conference,
December
3,
2014
/
(h)
For
historical
periods
(FY
2013,
FY
2014,
FY
2015),
consensus
broker
estimates
reflect
IBES
median
estimate
as
of
January
1
of
the
corresponding
period.
For
the
projected
period
(FY
2016E),
the
consensus
broker
estimate reflects the current IBES median estimate as of April 22, 2016

Axiall
Has a Track Record of Value Destruction

Source:
Axiall
filings
Strategic Decision
Outcome
Overpaid for Acquisition
of Building Products
(2006, 2011)
Acquired
Royal
Group
Technologies
for
~$1.6bn;
transaction
entirely
financed
with
debt,
bringing
leverage
to
~6.5x
end
of
FY2007
Acquired Crane Plastics Siding for ~$72mm
Sold
Window
and
Door
Profiles
and
Solucor
for
a
combined
$41mm
Investments in Building
Products business of
~$1.7bn
Total expected proceeds
from sale of Building
Products
of
~$0.7bn
(a)
Weakened Balance Sheet
Leads to Costly Debt for
Equity Exchange
(2009)
Poorly
positioned in 2009 to deal with financial distress with a significantly weakened balance sheet
Executed
a
debt
for
equity
exchange
which
nearly
wiped-out
all
value
of
shareholders
Overpaid
for Merger with
PPG Commodity
Chemicals
(2013)
Merger with PPG Commodity Chemicals for ~$2.1bn driven by apparent desire to remain independent in response to earlier proposal from Westlake
~$850mm
impairment
charge
taken
in
2015
from
the
PPG
merger
Missed Ethylene Super-
Cycle Due to Misguided
Strategy and Slow
Execution
(2009 -
2019)
Failed
to
backward
integrate
chlorovinyls
operations
into
ethylene,
and
missed
the
Ethylene
Super-
Cycle
Announced
ethylene
JV
not
expected
on-line
until
2019
at
earliest;
Axiall
will
not
realize
benefit
until
almost a decade after the beginning of the Ethylene Super-Cycle
Rejection of Attractive
Westlake Proposal
(2016)
Axiall
rejected
Westlake’s
proposal
representing
143%
premium
(b)
(a)
Reflects sale of Window and Door Profiles and Solucor for a combined $41mm plus midpoint of Axiall’s estimated range of $600 – 700mm net proceeds that could be generated in a sale based on Axiall press release dated April 7, 2016.
(b)
Revised Proposal of $23.35 per share reflects $14 per share in cash and 0.1967 in Westlake common stock based on the closing price of Westlake stock on April 1, 2016 (the last trading date before Westlake’s revised proposal was made public).  Implied premium is based off the unaffected closing price of Axiall stock on January 22, 2016 (the last trading date before Westlake’s initial proposal was made)

Axiall’s
“Major Initiatives” Have
Not Unlocked Value for Shareholders

Axiall’s
So-Called
“Major
Initiatives”
(a)
Stock Price Impact
on Announcement
Date
Stock
Price
Performance since
Announcement
Date
(b)
?
Summer
2015:
Renegotiation of ethane
cracker
joint
venture
with
Lotte
Chemical
0.7%
(75.6)%
?
July 2015:
Paul Carrico
resigns; Tim Mann
appointed Interim President and CEO;
named President and CEO, November 2015
4.1%
(71.8)%
?
October
2015:
Sale of aromatics business
resulting in up to $93 million in proceeds
(0.8)%
(38.8)%
?
December 2015:
Final investment decision
reached on ethane cracker joint venture
(3.0)%
(29.9)%
?
February 2016:
Realized 25% of $100
million
cost
reduction
target
(c)
Likely priced-in given objective was previously
announced and at this stage only partially reached
?
February 2016:
Announces sale of Window
and
Door
Profiles
and
Solucor
Business
(c)
Sale of Building Products business puts value at risk
(a)
According to Axiall Investor Update presentation on February 11, 2016, except for announcement of sale of Window and Door Profiles and Solucor Business (press release as of February 25, 2016)
(b)
Stock price performance represents percent change from announcement to unaffected stock price of $9.60 on January 22, 2016
(c)
Stock price reaction not shown where event occurred after Westlake proposal was made public
Note:
Assumed announcement dates as follows: ethane cracker JV renegotiated on June 17, 2015, Tim Mann appointed interim CEO on July 6, 2015, Sale of Aromatics business on October 1, 2015, Final decision on ethane JV on December 17, 2015 and 25% realization of cost reduction on February 11, 2016

Westlake Director Nominees: Independent and Well Qualified to Create Shareholder Value

Board Nominee
Independent
CEO / CFO
Experience
Chemicals / Energy
Industry Expertise
M&A / Finance
Experience
Public Company
Board
Experience
Steven Blank
Michael Campbell
Charles Crew
(a)
Ruth Dreessen
Angela Minas
David Reeves
(a)
James Swent III
Gary Whitlock
Randy Woelfel
(a)
Experience of Axiall
Board Nominees

(a)
Private company Board experience. Charles Crew serves on the board of directors of  Dubois Chemicals Company and Restaurant Technologies. David Reeves served on the ChevronPhillips Chemical
Company board of directors from 2012 to 2014. Randy Woelfel served as CEO and a director of NOVA Chemicals from 2009 to 2014.

Nominee
Age
Experience
Steven Blank
61
Former Executive Vice President, CFO and Treasurer of NuStar GP, LLC and
NuStar GP Holdings LLC
Currently an Independent Director of TransMontaigne GP, L.L.C. the general partner of TransMontaigne Partners L.P., and Dakota Plains Holdings, Inc.
Michael Campbell
69
Former Chairman, President and CEO of Arch Chemicals, Inc., and Executive
Vice President of Olin Corporation
Currently an Independent Director of WestRock Company
Former Director of Milliken & Company and former Chairman of the American
Chemistry Council
Charles Crew
64
Former Executive Vice President and President, CEO, SABIC Innovative
Plastics, Saudi Basic Industries Corporation (SABIC) and long-time executive of
GE Plastics, General Electric Company (GE)
Currently an Independent Director of DuBois Chemicals
Ruth Dreessen
60
Managing Director of Lion Chemical Partners LLC
Former Executive Vice President and CFO of TPC Group Inc. and Senior Vice
President and CFO of Westlake Chemical Corporation from 2003-2005
Currently Chairman of Gevo
Former Director of Georgia Gulf Corporation (a predecessor to Axiall) from 2001-
2003, Targa Resources Partners LP and Versar, Inc.
Angela Minas
52
Independent Director and Chair of the Audit Committee of CONE Midstream
Partners LP and Independent Director of Ciner Resources LP (formerly OCI
Resources LP)
Former Vice President and CFO of DCP Midstream Partners
Proposed Axiall Board Nominees

Nominee
Age
Experience
David Reeves

Former President of Strategy, Planning and Technology, and long-time executive of Chevron Corporation
Former Director of ChevronPhillips Chemical Company (CPChem)
James Swent III

Former Executive Vice President and CFO of Ensco plc., Co-Founder and
Managing Director of Amrita Holdings, LLC, CFO and CEO of Cyrix Corporation
and CFO and CEO of American Pad and Paper Company
Gary Whitlock

Former Executive Vice President and CFO of CenterPoint Energy, Inc. and Vice
President of Finance and CFO of Dow AgroSciences, a subsidiary of The Dow
Chemical Company
Former Director of various Dow entities, Texas Genco Holdings, Inc., KiOR, Inc.
and Enable Midstream Partners, LLC
Randy Woelfel
61
Former CEO of NOVA Chemicals, Inc., President of Basell International and
Basell North America (now part of LyondellBasell) and longtime employee of
Royal Dutch Shell plc (Shell)
Currently an Independent Director of Black & Veatch and advisor to several petrochemicals and plastics companies
Proposed Axiall Board Nominees

Conclusions –
Vote GOLD Card for New Director Nominees

•
Why Westlake: History of Value Creation
•
Westlake Proposal: Highly Compelling Value
Proposition
•
Axiall: Failure to Create Shareholder Value
•
Westlake Director Nominees: Independent
and Well Qualified to Create Shareholder
Value
Vote GOLD Card to
Elect New Director
Nominees